Exhibit 99.1

FINAL FOR RELEASE

Contact
Jupiter Wellness, Inc.
561-244-7100
investors@jupiterwellness.com

Release Date
11/10/2022

Jupiter Wellness Re-Opens Enrollment in Clinical Trial

Comparison of JW-100 and EUCRISA for the Treatment of Eczema

Expected to Complete Patient Enrollment of Clinical Trial in December 2022

JUPITER, FL / November 10, 2022– Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair loss, eczema, burns, and sexual wellness, announced today that it has re-opened enrollment in a clinical trial aimed at evaluating the superiority of JW-100, a novel cannabidiol topical cream, in a head-to-head study against EUCRISA, an FDA Approved topical treatment for eczema developed by Pfizer.

The study was put on hold to solve stability issues in the original JW-100 formulation. These issues were addressed and resolved to the satisfaction of the study’s clinical investigators.

Jupiter Wellness CEO, Brian John, said “Due to the nature of a double-blind study, we are only able to access certain data from the first run of this trial. However, what we have seen suggests to our team of scientists that we are on the right track and that this study warrants continuation. We are very encouraged by this update and hope to prove that our JW-100 is as effective, if not superior to a leading drug already on the market that does hundreds of millions in revenue. We hope to have the second half of this trail completed in the first quarter of 2023.”

About Jupiter Wellness

Jupiter Wellness is a diversified company supporting health and wellness through the research and development of over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

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Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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